                                                                    EXHIBIT 31.1

                                  CERTIFICATION

                            Section 302 Certification

I, Warren G. Lichtenstein, certify that:

1. I have  reviewed  this  quarterly  report  on  Form  10-QSB  of  WebFinancial
Corporation, a Delaware corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b) Evaluated the effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (c)  Disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting that occurred  during the small business  issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal  quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

     (a) All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the small business  issuer's ability to record, process, summarize and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees  who  have a  significant  role in the  small  business  issuer's internal control over financial reporting.

Date: November 15, 2004
                                        By: /s/ Warren G. Lichtenstein
                                           -------------------------------------
                                           Warren G. Lichtenstein
                                           President and Chief Executive Officer